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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 15, 2005


                                -----------------

                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


                                -----------------


         Delaware                    0-22140                  42-1406262
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (712) 732-4117

                                -----------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

      On August 15, 2005, the Registrant issued a news release announcing earnings for the quarter and nine month periods ended June 30, 2005. A copy of the news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 2.06.  Material Impairments

      On June 24, 2005, the Registrant filed a Form 8-K, under Section 2, Item 2.06(a), disclosing that the Registrant and its principal operating subsidiaries, MetaBank and MetaBank West Central, on June 20, 2005, determined that a material amount of its assets were impaired under generally accepted accounting principles. At that time, the Registrant was unable to estimate under
Section 2, Item 2.06(b) the amount or range of amounts of the impairment charge, and was unable to estimate under Section 2, Item 2.06(c) the amount or range of amounts of future cash expenditures that will result from the impairment charge. The range of possible loss is estimated to be between $1.90 million and $4.88 million, and the range of future cash expenditures is estimated to be between $250,000 and $500,000.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits.
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                  The following Exhibit is being furnished herewith:

                  99.1 News Release of Meta Financial Group, Inc., dated August 15, 2005


                                       1

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         META FINANCIAL GROUP, INC.

                                    By:  /s/ Ronald J. Walters
                                         ------------------------------------
                                         Ronald J. Walters,
                                         Senior Vice President, Secretary,
                                         Treasurer and Chief Financial Officer

Dated: August 15, 2005

                                  Exhibit Index
                                  -------------

Exhibit
Number                Description of Exhibit
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99.1        News Release of Meta Financial Group, Inc. dated August 15, 2005